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                                                                   Exhibit 10.20

                             ECOLOGY COATINGS, INC.

                             SUBSCRIPTION AGREEMENT
                           (For Accredited Investors)

Gentlemen:

     The following information is furnished as the undersigned's subscription for shares of Common Stock, no par value per share, (the "Common Stock") issued by ECOLOGY COATINGS, INC. (the "Company"), and for you to determine whether I am qualified to purchase Shares from the Company pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and comparable provisions of applicable state securities laws. I, the undersigned, understand that you will rely upon the following information for purposes of such determination, and that the Shares will not be registered under the Securities Act in reliance upon the exemption from registration provided by Sections 3(b) and 4(2) of the Securities Act, Regulation D thereunder, and comparable provisions of applicable state securities laws.

     I further understand I may be required to supply a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate my status as an Accredited Investor.

     ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT WILL BE TREATED CONFIDENTIALLY. However, it is agreed that you may present this document to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Securities Act or meets the requirements of applicable state securities laws. I understand that if I make a false statement, it will constitute a violation of my representations and warranties under this Subscription Agreement and may also constitute a violation of law, for which the Company can make a claim for damages against me. My investment in the Shares will not be accepted until the Company determines that I satisfy all of the suitability standards set forth in the Private Placement Memorandum, as amended and restated as of March 21, 2007 (the "Memorandum"). See "Who May Invest."

     I, the undersigned Subscriber, hereby supply you with the following information and representations:

1.    FULL NAME:
________________________________________________________________________________

________________________________________________________________________________

2.    RESIDENCE ADDRESS (NOT A P.O. BOX ADDRESS) AND TELEPHONE NUMBER:
________________________________________________________________________________

________________________________________________________________________________

(__________) __________-_______________


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3.    BUSINESS ADDRESS AND TELEPHONE NUMBER:
________________________________________________________________________________

________________________________________________________________________________

(__________) __________-_______________

4.    STATE IN WHICH THE UNDERSIGNED MAINTAINS PRINCIPAL RESIDENCE:

________________________________________________________________________________

5.    STATE IN WHICH THE UNDERSIGNED IS REGISTERED TO VOTE:
________________________________________________________________________________

6. IF THIS INVESTMENT IS TO BE MADE BY AN ENTITY (I.E. COMPANY, CORPORATION, PENSION PLAN, PROFIT-SHARING PLAN), THE UNDERSIGNED FURTHER REPRESENTS TO YOU AS FOLLOWS:

(a)   Name and Address of Entity Making Purchase (use full legal name):
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(b)   Name and address of Person Making Investment Decision on behalf of Above
      Entity:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(c)   Position or Title of Person Making Investment Decision in the Above
      Entity:

________________________________________________________________________________

7A. I CERTIFY THAT I AM AN ACCREDITED INVESTOR BECAUSE I QUALIFY UNDER AT LEAST ONE OF THE FOLLOWING CATEGORIES:

                       (PLEASE CHECK APPROPRIATE CATEGORY)

A.[ ] $1,000,000 NET WORTH NATURAL PERSON.

      A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

B.[ ] $200,000 INCOME NATURAL PERSON.

      A natural person who had "Individual Income" in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. (See definition of "Individual Income" under the caption "Who May Invest" of the Memorandum).


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C.[ ] COMPANY, CORPORATE OR OTHER ENTITY INVESTORS.

      The investor is a partnership, corporation or unincorporated association and all of the equity owners of that entity qualify as Accredited Investors under subparagraph (a) or (b) above. Investors that check this subparagraph (c) must furnish a separate copy of this Subscription Agreement for each equity owner with items 1 through 7B completed and executed on the Investor Signature Page by such equity owner.

D.[ ] REVOCABLE OR GRANTOR TRUST.

      The Investor is a revocable or grantor trust and each Person with the power to revoke the trust qualifies as an Accredited Investor under (a) or
      (b) above. Investors that check this subparagraph (d) must furnish a separate copy of this Subscription Agreement for each Person with the power to revoke the trust with items 1 through 7B completed and executed on the Investor Signature Page by such Person.

E.[ ] INVESTMENT DECISION BY PLAN FIDUCIARY.

      The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a Plan fiduciary, as defined in Section 3(21) of such Act which is a bank, savings and loan association, insurance company or registered investment advisor.

F.[ ] SELF-DIRECTED PLAN -- INVESTMENT DECISION SOLELY BY ACCREDITED INVESTOR.

      The Investor is a qualified profit sharing or defined contribution Plan, the Plan provides for segregated accounts for each Plan Participant, the governing documents of the Plan provide that each participant may direct the trustee to invest his or her funds in the investment vehicles of his or her choice and the purchase of the Shares is made pursuant to an exercise by the Plan Participant, who is an Accredited Investor under subparagraph (a) or (b) above, of such power to direct the investments of his or her segregated account. This Subscription Agreement must be completed and executed by such Plan Participant.

G.[ ] INSTITUTIONAL INVESTOR.

      Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts, or similar business trust or partnership, not formed for the specific purposes of acquiring the Shares offered through the Memorandum, with total assets in excess of $5,000,000.

H.[ ] DIRECTOR, EXECUTIVE OFFICER, OR GENERAL PARTNER OF THE ISSUER.

      Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

7B.   I FURTHER REPRESENT TO YOU AS FOLLOWS:

(i)   Employer and Position of Person Making Investment Decision:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


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(ii)  Prior Employment (five years) of Person Making Investment Decision:

Employer     (1) ___________________________________________

             (2) ___________________________________________

Nature of    (1) ___________________________________________
Duties
             (2) ___________________________________________

Dates of     (1) ___________________________________________
Employment
             (2) ___________________________________________

8. REPRESENTATIONS AND WARRANTIES. I, the undersigned, represent and warrant as follows:

(a) I have received the Memorandum, have carefully reviewed the Memorandum, and have relied solely on the information contained therein, and information otherwise provided to me in writing by the Company. I understand that all documents, records and books pertaining to this investment have been made available by the Company for inspection by me or my attorney, accountant and Purchaser Representative. I am familiar with the Company's business objectives and the financial arrangements in connection therewith. The Shares I am purchasing are the kind of securities that I wish to hold for investment and the nature of the Shares are consistent with my investment program. My advisor(s) and I have had a reasonable opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the Company and the Shares. All such questions have been answered to my full satisfaction. I, or my representatives, have made such investigation of the facts and circumstances set forth in the Memorandum and exhibits thereto in connection with any purchase of the Shares as I have deemed necessary. No representations have been made or information furnished to me or my advisor(s) relating to the Company or the Shares that are in any way inconsistent with the Memorandum.

(b) Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement for the purchase of the Shares indicated in Paragraph 12 below and shall pay for such Shares in the manner set forth in such Paragraph. I am aware that the subscription made herein is irrevocable, but that the Company has the unconditional right to accept or reject this subscription, in whole or in part, and that the sale of the Shares pursuant hereto is subject to the approval of certain legal matters by legal counsel and to other conditions. If my subscription is not accepted for any reason whatsoever, or, if the offering made through the Memorandum is terminated, my money will be returned in full, without any interest that may be earned thereon, and the Company will be relieved of any responsibility or liability that might be deemed to arise out of my offer to subscribe for the Shares.

(c) I and, if applicable, my Purchaser Representative have carefully reviewed the Memorandum. I have, either alone or together with my Purchaser Representative, such knowledge and experience in business and financial matters as will enable me to evaluate the merits and risks of the prospective investment and to make an informed investment decision. I am also aware that no state or Federal agency has reviewed or endorsed the Memorandum or the Shares, that the Shares involve a high degree of economic risk, and that there may be no public market for the Shares.


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(d)   I have been advised and am fully aware that investing in the Shares is a speculative and uncertain undertaking, the advantages and benefits of which are generally limited to a certain class of investors, and that the Shares may be sold only to persons who understand the nature of the proposed operations of the Company and for whom the investment is suitable. I represent that I meet such suitability requirements.

(e) I have relied on my own tax and legal adviser and my own investment counselor with respect to the income tax and investment considerations of being an investor as described in the Memorandum.

(f) I meet the requirements of a purchaser as set forth in the Memorandum under the caption "Who May Invest."

(g) I understand that the Company has not registered the Shares under the Securities Act, or the applicable securities laws of any state in reliance on exemptions from registration. I further understand that such exemptions depend upon my investment intent at the time I acquire the Shares. I therefore represent and warrant that I am purchasing the Shares for my own account for investment and not with a view to distribution, assignment, resale or other transfer of the Shares. Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Shares. Because the Shares are not registered, I am aware that I must hold them indefinitely unless they are registered under the Act and any applicable state securities laws or I must obtain exemptions from such registration. I acknowledge that the Company is under no duty to register the Shares or comply with any exemption in connection with my sale, transfer or other disposition under applicable rules and regulations, except as described in the Memorandum. I understand that if I desire to sell, assign, transfer, hypothecate or in any way alienate or encumber the Shares in the future, the Company can require that I provide, at my own expense, an opinion of counsel satisfactory to the Company to the effect that such action will not result in a violation of applicable federal or state securities laws and regulations or other applicable federal or state laws and regulations.

(h) The solicitation of an offer to purchase the Shares was directly communicated to me and any Purchaser Representative that I might have through the Memorandum to which this Subscription Agreement is attached as an Exhibit. At no time was I presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer.

(i) I recognize that my investment in the Shares involves certain risks and I (and my Purchaser Representative) have taken full cognizance of and understand all of the risk factors related to the business objectives of the Company and the purchase of the Shares, including those risk factors set forth under the caption "RISK FACTORS" in the Memorandum.

(j) All information that I have provided herein, including, without limitation, information concerning myself, my financial position and my knowledge of financial and business matters and that of my Purchaser Representative, is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of this Subscription Agreement, I will immediately provide the Company with such information.

(k) If the Subscriber is a corporation, partnership, trust, unincorporated association or other entity, it is authorized and otherwise duly qualified to purchase and hold the Shares subscribed hereunder, and such entity has not been formed for the specific purpose of acquiring the Shares. If the Subscriber is a trustee and is acquiring the Shares for the trust of which he is a trustee, he has sought the advice of counsel regarding whether the purchase of the Shares is an authorized trust investment and has been advised by counsel that after reviewing the applicable state law and the terms of the trust instrument, such counsel is of the opinion that the undersigned has the authority to purchase the Shares for the trust.


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(l)   If the Subscriber is an individual, he or she is 21 years of age, or if the Subscriber is an association, all of its members are of such age.

9. RESTRICTIVE LEGEND. I hereby acknowledge and consent to the placement of the following restrictive legend on the certificate(s) and other documents(s) representing the Shares:

      THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE BOARD OF DIRECTORS, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF THE LAW.

10. INDEMNIFICATION. I agree to indemnify and hold harmless the Company, its officers and directors from and against all damages, losses, costs and expenses (including reasonable attorney's fees) which they may incur by reason of my failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any untrue statement made herein or any breach of the representations and warranties made herein or in any document that I have provided to the Company.

11.   MISCELLANEOUS.

(a) I agree that I may not cancel, terminate or revoke this Subscription Agreement or any covenant hereunder and that this Subscription Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

(b) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Arizona.

(c) Within five days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

12.   SUBSCRIPTION.

(a) I hereby subscribe for _________ Shares at $2.00 per Share for a total subscription of $____________ (minimum of 25,000 Shares for $50,000 unless the Company permits the purchase of a smaller number of Shares).

(b) I hereby tender to the Company a check made payable to "ECOLOGY COATINGS, INC." in the amount subscribed above under 12(a) above;


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Signature                               Date


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13.   REGISTRATION AND ADDRESS

Mr./Mrs./Ms.____________________________________________________________________
     (Please Print Name(s) in which the Shares are to be registered hereunder.)

________________________________________________________________________________
   (Please Print the Social Security or Taxpayer ID Number of each Noteholder)

Communications to be sent to (check one):

Home [ ]   Business [ ]

Please check which address you use on your income tax returns:

Home [ ]   Business [ ]

FORM OF OWNERSHIP (CHECK ONE)

[ ]   (a) Individual Ownership

[ ] (b) Joint tenants with right of survivorship (both or all parties' signatures required)

[ ] (c) Community Property (one signature required if the Shares are held in one name; two if held in both names)

[ ]   (d) Tenants in Common (all parties' signatures required)

[ ]   (e) Company*

[ ]   (f) Corporation*

[ ]   (g) Partnership*

[ ]   (h) Other* (Trust, etc.) (please specify)

* IF (e), (f), (g), or (h) ARE CHECKED, DOCUMENTS, INCLUDING PARTNERSHIP OR CORPORATE RESOLUTION, AUTHORIZING SUBSCRIBER TO MAKE INVESTMENT MUST ACCOMPANY SUBSCRIPTION.

MAIL OR DELIVER SUBSCRIPTION FUNDS AND DOCUMENTS TO:

ECOLOGY COATINGS, INC.
35980 Woodward Ave., Suite 200
Bloomfield Hills, Michigan, 48304


-------------------------------------
SUBSCRIPTION ACCEPTED:

                                        ECOLOGY COATINGS, INC.,
                                        a California corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------
                                        Date:
                                             -----------------------------------


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                             ECOLOGY COATINGS, INC.

                     PURCHASER REPRESENTATIVE QUESTIONNAIRE

Gentlemen:

The following information is furnished to you so that you may determine whether the undersigned's client, _______________________________________________ (the
"Purchaser"), together with the undersigned and other purchaser representatives, if any, have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Shares being offered by ECOLOGY COATINGS, INC., a California corporation (the "Company"), as required under Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act") and corresponding provisions of applicable state securities laws. I understand that you will rely upon the information contained herein for purposes of such determination, and that the Shares will not be registered under the Securities Act, in reliance upon the exemption from registration provided by Sections 3(b) and 4(2) of the Securities Act and Regulation D thereunder and corresponding provisions of applicable state securities laws.

All information contained herein will be treated confidentially. However, we agree that you may present this Questionnaire to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares are exempt from registration under the Securities Act or meets the requirements of applicable state securities laws.

I am acting as Purchaser Representative for the Purchaser in connection with the Purchaser's investment in the Shares and, in that connection, I furnish you with the following representations and information (Please Print):

1.    Name: ____________________________________________________________________

2.    Age: _____________________________________________________________________

3.    Profession (or Business) and Title, if applicable:
      __________________________________________________________________________

      __________________________________________________________________________

4.    (a) Business Address: ____________________________________________________

      __________________________________________________________________________

(b)   Telephone Number: (_____)_______-_________________________________________

5. Details of any training or experience in financial, business or tax matters which qualify me to act in the capacity of Purchaser Representative (include current and prior employment, business or professional education, professional licenses now held, SEC or state broker-dealer registrations held, and if applicable, participation in evaluation of similar investments in the past):
      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

6. The undersigned has not, during the past ten (10) years, (a) been convicted, indicted or investigated in connection with any past or present criminal proceeding (excluding traffic


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      violations and other minor offenses); or (b) been the subject of any order, judgment or decree of any court of competent jurisdiction permanently or temporarily enjoining the undersigned from acting as an investment advisor, underwriter, broker or dealer in securities or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, or been the subject of any order of a federal or state authority barring or suspending for more than sixty days the undersigned's right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended.

7. I have such knowledge and experience in financial, business and tax matters as to be capable of evaluating, alone or together with the Purchaser, the relative merits and risks of an investment in the Shares.

8. There is no material relationship (within the meaning of Regulation D) between me or my affiliates and the Company, the officers and directors, or their Affiliates which now exists or is mutually understood to be contemplated or which has existed as a result of any such relationship.

9. In advising the Investor in connection with Investor's prospective investment in the Shares, I will be relying in part on the Investor's own experience in certain areas.

      Yes ____   No ____

10. In advising the Investor in connection with the Investor's prospective investment in the Shares, I will be relying in part on the expertise of an additional Purchaser Representative or Representatives.

      Yes ____   No ____

      If "Yes", give the name and address of such additional Representative or Representatives.
      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

11. I agree to advise you promptly of any material changes in the foregoing information, which may occur prior to the termination of the offering.

Signature


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                                        Date


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